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                                                                      Exhibit 24
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                               POWER OF ATTORNEY


          Each of the undersigned directors and each of the undersigned officers of McKesson Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Mark A. Pulido, Richard H. Hawkins, Ivan D. Meyerson and Nancy A. Miller, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to execute and deliver in his or her name and on his or her behalf:

          (a) one or more Registration Statements (with all exhibits thereto) of the Company on Form S-3 or any other appropriate form proposed to be filed by the Company with the Securities and Exchange Commission (the "SEC"), (including, without limitation, Registration Statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, or any successor thereto (the "Securities Act")), for the purpose of registering under the Securities Act, the Company's 5% Trust Securities (the "Trust Securi ties"), the guarantees executed by McKesson for the benefit of the holders from time to time of the Trust Securities, the Company's 5% Convertible Junior Subordinated Debentures (the "Convertible Debentures") and the Company's common stock, par value $0.01 per share, issuable upon conversion of the Convertible Debentures (collectively, the "Registrable Securities");

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements; and

          (c) any and all other documents and instruments in connection with the registration of the Registrable Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Company to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and require-

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     ments of the SEC in respect of any thereof; (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America; and (iii) the securities or similar applicable laws of any foreign jurisdiction;

and each of the undersigned hereby grants unto such attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, each and every act and thing requisite and necessary to be done in and about the premises as fully as to all intents and purposes as he or she might or could do in person, and does hereby ratify and confirm as his or her own acts and deeds all that such attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto sub scribed this power of attorney this 26th day of March 1997.



/s/Alan Seelenfreund                       /s/ John M. Pietruski
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Alan Seelenfreund                          John M. Pietruski


/s/Mark A. Pulido                          /s/ Carl E. Reichardt
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Mark A. Pulido                             Carl E. Reichardt


/s/ Mary G.F. Bitterman                    /s/ Jane E. Shaw
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Mary G. F. Bitterman                       Jane E. Shaw


/s/ Tully M. Friedman                      /s/Robert H. Waterman, Jr.
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Tully M. Friedman                          Robert H. Waterman, Jr.


/s/ Heidi E. Yodowitz                      /s/ Richard H. Hawkins
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Heidi E. Yodowitz                          Richard H. Hawkins

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